Exhibit 10.3

FORM OF INDIRECT JOINDER AGREEMENT

     This INDIRECT JOINDER AGREEMENT, dated as of February 18, 2009 (this “Agreement”), is delivered by the undersigned (the “Indirect Seller”) pursuant to Section 4.13 of the Purchase and Sale Agreement, dated as of February 18, 2009 by and among Aspen Exploration Corporation, a Delaware corporation (“Aspen”), certain persons listed on the annexes thereto (“Sellers”) and Venoco, Inc., a Delaware corporation (“Buyer”) (the “Purchase Agreement”). Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Purchase Agreement.

     WHEREAS, the Purchase Agreement contemplates that any Non-Aspen Seller may, subject to the terms and conditions of the Purchase Agreement, participate in the Transaction by executing and delivering to Aspen and Buyer this Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants set forth in the Purchase Agreement and hereinafter set forth, the parties hereby agree as follows:

     1.      The Indirect Seller agrees as of the date hereof to be bound by the terms and conditions of the Purchase Agreement as a Seller as if such Indirect Seller were a signatory to such Purchase Agreement. Without limiting the generality of the foregoing, the Indirect Seller hereby represents and warrants that (a) each of the representations and warranties contained in Article 6 of the Purchase Agreement applicable to the undersigned as a Seller are true and correct on and as the date hereof as if made on and as of such date, (b) the Indirect Seller has read and understands its obligations under Sections 8.2 (Acquisition Proposals) and 8.4 (Existing Negotiations) of the Purchase Agreement and (c) the Indirect Seller has reviewed and approved the Allocated Values set forth in Exhibit C to the Purchase Agreement with respect to such Indirect Seller’s Assets and, pursuant to Section 13.5 of the Purchase Agreement, will take no position inconsistent with said Exhibit C.

     2.      In accord with Section 4.13. b of the Purchase Agreement, the Indirect Seller shall transfer its interests in the Assets to Aspen prior to the Closing, and Aspen shall assume the obligations of the Indirect Seller to sell such interests to Buyer at the Closing pursuant to the terms of the Purchase Agreement. The Indirect Seller shall transfer its interests to Aspen by executing an assignment in substantially the form attached hereto as Exhibit IV.A (the “Aspen Assignment”) not less than five days prior to the Defect Notice Deadline. The Indirect Seller shall not execute or otherwise join in the Assignment, Bill of Sale and Conveyance of the Assets effective as of the Effective Time (substantially in the form of Exhibit D to the Purchase Agreement) (the “Buyer Assignment”), but the parties shall rely upon and accept the conveyance of the Indirect Seller’s Assets to Aspen by means of the Aspen Assignment, and from Aspen to Buyer by means of the Buyer Assignment.

     3.      To the extent Aspen or Buyer disputes in some fashion the inclusion or exclusion of any interests to be transferred in the Aspen Assignment, the parties hereto shall attempt through good faith negotiations to resolve any such dispute. To the extent the parties are unable to resolve such dispute prior to the Closing, the Indirect Seller’s Assets shall be excluded from the Purchase Agreement and the Indirect Seller’s Assets shall be treated as if the Purchase Agreement had terminated for purposes of Paragraph H of the Aspen Assignment. Such exclusion shall result in a reduction in the Purchase Price equal to the Allocated Value of the excluded Assets without regard to the limitations set forth in Section 4.7 of the Purchase Agreement. Notwithstanding the execution by the Indirect Seller of the Aspen Assignment, the Indirect Seller shall continue to receive its full share of revenue from the Indirect Seller’s Assets paid in the normal course of business by Aspen until the Closing, subject to the terms of Section 2.3 of the Purchase Agreement.

     4.      The Indirect Seller, by the execution of this Agreement, hereby irrevocably appoints Aspen as the exclusive agent, proxy and attorney in fact for the Indirect Seller for all purposes of the Purchase Agreement as to which Aspen is authorized to act as the Seller Representative pursuant to the terms thereof, and all actions incidental thereto, including, but not limited to: (a) the determination of the Preliminary Settlement Statement and Final Settlement Statement and adjustments to the Indirect Seller’s Per Seller Closing Amount and Per Seller Purchase Price related thereto, (b) the evaluation of asserted Title Defects and Title Defect Adjustments affecting the Indirect Seller’s Assets, (c) the evaluation of asserted Environmental Defects, (d) the waiver of any condition set forth in Section 9.1 of the Purchase Agreement, (e) any action (or inaction) taken with respect to the termination of the Purchase Agreement, (f) any amendment to the Purchase Agreement, including an amendment that does not affect all Sellers equally, (g) the execution of documents to be delivered at Closing, and (h) the initiation, defense or resolution of any dispute relating to any of the foregoing. Aspen, as attorney in fact, shall take all such further actions contemplated by the Purchase Agreement, execute and deliver all such further agreements, instruments, certificates, documents and amendments relating thereto or contemplated therein, in each case as it deems necessary or advisable in order to carry out the transactions contemplated by the foregoing, in the name and on behalf of the Indirect Seller. The Indirect Seller agrees that such agency and proxy are coupled with an interest, are therefore irrevocable without the consent of Aspen and Buyer and shall survive the death, incapacity, bankruptcy, dissolution or liquidation of any Seller. As between the Indirect Seller and Buyer, all decisions and actions by Aspen in its capacity as Seller Representative, and all actions incidental thereto, shall be binding upon the Indirect Seller and the Indirect Seller shall not have the right to object, dissent, protest or otherwise contest the same in any manner that would affect Buyer or its rights hereunder. The Indirect Seller agrees that Buyer shall be entitled to rely on any action taken or omission to act by Aspen in its capacity as Seller Representative on behalf of the Indirect Seller (an “Authorized Action”), and that each Authorized Action shall, with respect to Buyer, be binding on the Indirect Seller as fully as if the Indirect Seller had taken such Authorized Action. Notwithstanding anything set forth herein or in the Purchase Agreement to the contrary, Aspen shall not have the authority to unilaterally change any term or condition of the Aspen Assignment including, without limitation, the Assets of the Indirect Seller to be included therein.

     5.      The Indirect Seller acknowledges and warrants that, in making its decision to execute and deliver this Agreement, it has made its own independent assessment of the merits and risks of the Transaction as it relates to the Indirect Seller and its Assets, and of the merits and risks relating to the power of attorney effected by this Agreement. The Indirect Seller has sought such accounting, legal, engineering, investment, tax and other advice as it has considered necessary to make an informed decision with respect to the Transaction and the power of attorney effected by this Agreement. Without limiting the generality of the foregoing, the Indirect Seller has not relied on Buyer, Aspen or their respective agents or representatives for recommendations or advice.

     6.      Whenever possible, each provision of this Agreement will be interpreted so as to be effective and valid under applicable law, but if any provision or portion of any provision of this Agreement is held invalid, illegal or unenforceable in any respect under any applicable law in any jurisdiction, then such invalidity, illegality or unenforceability will not affect the validity, legality or enforceability of any other provision or portion of any provision of this Agreement, and this Agreement will be reformed, construed and enforced in such jurisdiction in such manner as will effect as nearly as lawfully possible the purposes and intent of such invalid, illegal or unenforceable provision.

     7.      This Agreement may be executed by the Indirect Seller in any number of counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute one and the same instrument. Execution may be evidenced by fax signatures.

     8.      THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT AND ANY DOCUMENT EXECUTED IN CONNECTION HEREWITH.

     9.      No party shall assign all or any portion of its respective rights or delegate all or any portion of its respective duties hereunder without the prior written consent of the other parties, and any purported assignment in violation of the foregoing shall be void.

     10.      This Agreement shall be construed in accordance with, and governed by, the laws of the jurisdictions described in Section 15.9 of the Purchase Agreement.

     11.      This Agreement shall become effective when executed by all parties.

[Signature page follows]

      IN WITNESS WHEREOF, the undersigned has caused this Indirect Joinder Agreement to be duly executed and delivered as of the date first above written.

Dated: ____________________ , 2009

Signature(s) of Indirect Seller(s)

Check if applicable:

☐      Joint Tenants
☐     CoTenants
☐     Husband and Wife
☐ Other Relationship (please explain)   ___________________________________

Note:    Must be signed exactly as the relevant name(s) appears(s) on Aspen’s records, as reflected in the attached cover letter. Each person with an interest in the property must sign; if husband or wife own an interest, both must sign. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide evidence of authority and state title or capacity in which signature is given.

CAPACITY (full title)
NAME(S)

ADDRESS
(Include Zip Code)
AREA CODE AND TELEPHONE NOS.		( )
( )

NOTARIZATION OF SIGNATURE(S)

STATE OF	)
) ss.
COUNTY OF	)

     On _____________, 2009, before me, _______________________, a notary public, personally appeared ________________________and __________________, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Notary Public
(S E A L)	My commission expires: ______________

ACKNOWLEDGED AND ACCEPTED

ASPEN EXPLORATION CORPORATION

By:_______________________________

     Name:   R.V. Bailey
     Title: Chief Executive Officer Date:

VENOCO, INC.

By:  ______________________________

     Name:
     Title:

Date:  ____________________________

Exhibit IV.A. Aspen Assignment

RECORDING REQUESTED BY
AND
WHEN RECORDED MAIL TO

NAME
MAILING
ADDRESS
CITY, STATE
ZIP CODE
(SPACE ABOVE THIS LINE RESERVED FOR RECORDER’S USE)

ASSIGNMENT, BILL OF SALE, AND CONVEYANCE

     This Assignment, Bill of Sale and Conveyance (the “Assignment”) dated effective December 1, 2008 at 12:00 am, Pacific Time (the “Effective Date”), is by and between ____________________________________________, a _____________________corporation, whose address is ________________________________________ (“Assignor”), and Aspen Exploration Corporation, a Delaware corporation, whose address is 2050 S. Oneida Street, Suite 208, Denver, Colorado 80224 (“Assignee”).

     For Ten Dollars and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), Assignor does hereby GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER, and DELIVER unto Assignee all of Assignor’s right, title and interest in and to the following real and personal property interests located in Colusa, Glenn, Solano, Sutter, Tehama, and Yolo Counties, California (collectively, the “Assets”):

     (a)      The Prospect and/or Exploration Agreements (“Prospect Agreements”) described on Exhibit A-1 including any and all oil and gas leases that are subject thereto (the “Leases”), covering the lands affected by such Leases (the “Lands”); and the oil, gas and all other hydrocarbons (“Hydrocarbons”), in, on, under or that may be produced from the Lands;

     (b)      The oil and gas wells that were drilled subject to the Prospect Agreements and are located on the Leases and Lands, or lands pooled or unitized therewith (the “Wells”), all injection and disposal wells on the Leases and Lands, and all personal property and equipment associated with the Wells as of the Effective Date;

     (c)      The rights, to the extent transferable, in and to all existing and effective unitization, pooling and communitization agreements, declarations and orders, to the extent that they relate to or affect any of the Assets described in subsections (a) and (b) above, or the post-Effective Time production of Hydrocarbons from the Leases and Lands;

     (d)      The rights, to the extent transferable, in and to the Hydrocarbons, gathering and processing contracts, operating agreements, balancing agreements, joint venture agreements, partnership agreements, farmout agreements and other contracts, agreements and instruments relating to the Assets described in subsections (a) through (c) above;

     (e)      All of the personal property, fixtures, improvements, and facilities (the “Equipment and Facilities”) and permits, licenses, approvals, servitudes, rights-of-way, easements, surface leases (including without limitation the rights-of-way, easements and surface leases, and other surface rights, tanks, boilers, buildings, improvements, injection facilities, saltwater disposal facilities, other appurtenances and facilities located on and used in connection with or otherwise related to the exploration for or production, gathering, treatment, processing, storing, or transporting of Hydrocarbons or water produced from the Assets described in subsections (a) through (d) above;

     (f)      All seismic data regarding the Lands or Leases (subject to applicable third-party licensing restrictions or other restrictions on disclosure or transfer) (“Seismic Data”) acquired by Assignor by, through or under one of the Prospect Agreements.

     (g)      All intangible and tangible property and rights and all claims against third parties, insurance proceeds, audit rights and all other rights, privileges, benefits and powers, conferred upon the owner and holder of interests in the Lands, Leases, Equipment and Facilities, Wells, Seismic Data and Records.

     (h)      All warranties and indemnities in favor of Assignor or its predecessor in title from third parties relating to the Lands, Leases, Equipment and Facilities, Wells, Seismic Data and Records, except that Assignor may maintain the concurrent benefit of such warranties or indemnities to the extent Assignor is indemnifying Assignee hereunder.

EXCEPTING AND RESERVING unto Assignor those certain retained interests described in Exhibit A-2 (“Retained Interests”).

TO HAVE AND TO HOLD the Assets with all and singular the rights, privileges, and appurtenances thereto belonging or in anywise appertaining unto Assignee, its successors and assigns, forever, subject to the following terms and conditions.

     A.      This Assignment is made subject to that certain Purchase and Sale Agreement dated effective December 1, 2008, by and among Assignor, Assignee, and certain other interest owners and Sellers and Venoco, Inc. as the Buyer (the “Agreement”). The Agreement contains certain representations, warranties and agreements between the parties thereto, some of which may survive the delivery of this Assignment, as provided for therein. The warranties, representations, covenants and indemnities contained in the Agreement that survive the delivery of this Assignment shall not be merged into this Assignment or be otherwise negated by the execution or delivery of this Assignment, and this Assignment shall not be construed to amend the Agreement or vary the rights or obligations of any of the parties from those set forth in the

Agreement. In the event of any conflict between this Assignment and the Agreement, the terms of the Agreement shall control. However, third parties may conclusively rely on this Assignment to vest title to the Assets in Assignee. Unless otherwise defined herein, all defined terms in this Assignment have the same meaning as set forth in the Agreement.

     B.      Assignee hereby accepts this Assignment from Assignor, subject to all landowners royalties, overriding royalties, and all other payments out of production which burden the interests herein assigned, and Assignee agrees to bear its proportionate share of all such burdens and to assume and perform all of the terms, covenants, and conditions of said interest to be performed by Assignor, insofar as they pertain to the interest assigned herein.

     C.      Assignor agrees to warrant and forever defend title to the Assets unto Assignee, its successors and assigns, against the claims and demands of all persons claiming, or to claim the same, or any part thereof, by, through or under such Assignor, but not otherwise. Notwithstanding the foregoing limitation of warranties, this Assignment is made with full substitution and subrogation of Assignee in and to all warranties made by each Assignor’s predecessors in title.

     EXCEPT FOR THE SPECIAL WARRANTY OF TITLE SET FORTH ABOVE, THE SUBJECT PROPERTIES ARE CONVEYED PURSUANT HERETO WITHOUT ANY WARRANTY OR REPRESENTATION WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, RELATING TO TITLE TO THE PROPERTIES OR RELATING TO THE CONDITION, QUANTITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE, CONFORMITY TO THE MODELS OR SAMPLES OF MATERIALS OR MERCHANTABILITY OF ANY EQUIPMENT OR ITS FITNESS FOR ANY PURPOSE, AND, EXCEPT AS PROVIDED OTHERWISE HEREIN WITHOUT ANY OTHER EXPRESS, IMPLIED, STATUTORY OR OTHER WARRANTY OR REPRESENTATION WHATSOEVER INCLUDING SPECIFICALLY, BUT NOT BY WAY OF LIMITATION, ANY ENVIRONMENTAL WARRANTIES OR WARRANTIES OF TITLE. ASSIGNEE HAS INSPECTED, OR WAIVED ITS RIGHT TO INSPECT, THE SUBJECT PROPERTIES FOR ALL PURPOSES AND SATISFIED ITSELF AS TO THEIR PHYSICAL AND ENVIRONMENTAL CONDITION, BOTH SURFACE AND SUBSURFACE, INCLUDING BUT NOT LIMITED TO CONDITIONS SPECIFICALLY RELATED TO THE PRESENCE, RELEASE OR DISPOSAL OF HAZARDOUS SUBSTANCES, SOLID WASTES, ASBESTOS AND OTHER MANMADE FIBERS, OR NATURALLY OCCURRING RADIOACTIVE MATERIALS (“NORM”). ASSIGNEE IS RELYING SOLELY UPON ITS OWN INSPECTION OF THE SUBJECT PROPERTIES, AND ASSIGNEE ACCEPTS ALL OF THE SAME IN THEIR “AS IS,” “WHERE IS” CONDITION. THE FOREGOING NOTWITHSTANDING, NOTHING HEREIN SHALL DIMINISH THE REPRESENTATIONS AND WARRANTIES OF ASSIGNOR AS SET FORTH IN THE AGREEMENT, OR REDUCE THE INDEMNIFICATION OR OTHER OBLIGATIONS OF ASSIGNOR SET FORTH IN THE AGREEMENT.

     D.      Assignor agrees to execute and deliver to Assignee, from time to time, such other and additional instruments, notices, division orders, transfer orders and other documents, and to do all such other and further acts and things as may be necessary to more fully and effectively grant, convey and assign to Assignee the Assets.

     E.      If required, separate governmental form assignments of the Assets shall be executed on officially approved forms by Assignor to Assignee, in sufficient counterparts to satisfy applicable statutory and regulatory requirements. Those assignments shall be deemed to contain all of the terms hereof. The interests conveyed by such separate assignments are the same, and not in addition to, the interests conveyed herein.

     F.      This Assignment binds and inures to the benefit of Assignor and Assignee and their respective successors and assigns. The terms and conditions contained herein shall constitute covenants running with the land, and shall be binding upon, and for the benefit of, the respective successors and assigns of Assignor and Assignee.

     G.      This Assignment may be executed in several counterparts and all of such counterparts together shall constitute one and the same instrument.

     H.      If the Agreement terminates for any reason, this Assignment shall be null and void automatically. Notwithstanding the forgoing, if the Agreement terminates for any reason, Assignee shall, upon request, immediately reassign the Assets to Assignor without any additional encumbrances and shall take those steps necessary to return the respective parties to their preassignment ownership status.

IN WITNESS WHEREOF, this Assignment has been executed by the parties hereto as of the date of acknowledgement, but is effective as of the Effective Date.

ASSIGNOR	[Name of Seller]

By:
Name:
Title:

ASSIGNEE	ASPEN EXPLORATION CORPORATION

By:
R. V. Bailey, Chief Executive Officer and
Chairman

STATE OF		)
) ss.
COUNTY OF		)

     On  _____________  , 2009, before me,  ________________________a notary public, personally appeared ________________________ and __________________ , who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Notary Public
(S E A L)	My commission expires:

STATE OF COLORADO	)
) ss:
COUNTY OF DENVER	)

     On _____________, 2009, before me, ________________________ a notary public, personally appeared ________________________and__________________ who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Notary Public
(S E A L)	My commission expires:

Exhibit A-1 Prospect Agreements

Attached to that certain Assignment, Bill of Sale and Conveyance dated effective December 1, 2008, by and between_____________________________ and Aspen Exploration Corporation

Exhibit A-2 Retained Interests

Attached to that certain Assignment, Bill of Sale and Conveyance dated effective December 1, 2008, by and between ______________________________and Aspen Exploration Corporation